Prospectus Supplement -- March 8, 2002*

AXP(R) Discovery Fund S-6457-99 W (9/01)
AXP(R) Progressive Fund S-6449-99 V (11/01)

Effective March 8, 2002, the Fund is closed to new investors. Existing shareholders may continue to own shares and make investments.

S-6449-12 C (3/02)
* Valid until next prospectus update.
Destroy - Nov. 29, 2002